SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  February 25, 1998

(Date of earliest event reported)

Commission File No.:  333-21263-25


Norwest Asset Securities Corporation,
Mortgage Pass-Through Certificates, Series 1998-4A and 4B Trust

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2079989, 52-2079990
(I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On February 25, 1998 a distribution was made to holders of Norwest Asset Securities Corporation,
Mortgage Pass-Through Certificates, Series 1998-4A and 4B Trust.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-4A Trust, relating to the February
               25, 1998 distribution

(EX-99.2)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-4B Trust, relating to the February
               25, 1998 distribution

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWEST ASSET SECURITIES CORPORATION,
Mortgage Pass-Through Certificates, Series 1998-4A and 4B Trust


March 03, 1998      by Norwest Bank Minnesota, N.A., as Master Servicer
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-4A Trust, relating to the February
               25, 1998 distribution